Equipment Lease Agreement CHALLENGE R12
Agreement # 7259053002

EQUIPMENT
Equipment Model & Description	Serial Number	Accessories
Savin 3210MFP	J2036500921	Duplex, Bypass Tray
Doc Feed, Print/ Scanner
Fax board, scan router
& Desktop binder, Power conditioner
•	See attached schedule for additional Equipment/Accessories
Equipment Location (if different from Billing Address) _____________________________________________________________________

SUPPLIER	PURCHASE OPTION AT END OF TERM

Stewart Industries, Inc.
Name
77 Elbo Lane	Fair Market Value
Address
Mt. laurel NJ
City State Zip

YOU HAVE SELECTED THE EQUIPMENT. THE SUPPLIER AND ITS REPRESENTATIVES ARE NOT OUR AGENTS AND ARE NOT AUTHORIZED TO MODIFY THE TERMS OF THIS LEASE. YOU ARE AWARE OF THE NAME OF THE MANUFACTURER OF EACH ITEM OF EQUIPMENT AND YOU WILL CONTACT EACH MANUFACTURER FOR A DESCRIPTION OF YOUR WARRANTY RIGHTS. WE MAKE NO WARRANTIES TO YOU, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY, OR OTHERWISE. WE PROVIDE THE EQUIPMENT TO YOU AS-IS. WE SHALL NOT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES.

YOUR PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO CANCELLATION, REDUCTION OR SETOFF FOR ANY REASON WHATSOEVER. BOTH PARTIES AGREE TO WAVE ALL RIGHTS TO A JURY TRIAL. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF MISSOURI. YOU CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN MISSOURI .

TRANSACTION TERMS
Lease Payment $ 463, 00 Term 60 months
(Plus applicable taxes)
Billing Period: Monthly
The following additional payments are due on the date this Agreement is signed by your

SECURITY DEPOSIT $ ______
ADVACE PAYMENT **$______ ** Applied to : O first O last
(Plus applicable taxes)
DOCUMENT FEE $75.00 (included on first invoice)

BY SIGNING THIS LEASE, YOU ACKNOWLEDGE RECEIPT OF PAGE 2 OF THIS LEASE, AND AGREE TO THE TERMS ON BOTH PAGES 1 AND 2 ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU AND US FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING. WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

LESSEE (“You”)
Ion Networks, Inc
Full Legal Name

D/B/A
120 Corporate Boulevard
Billing Address
LESSOR (“We”, “Us”)
General Electric Capital Corporation 1961 First Drive. Moberly. MO 65270	City State Zip

Contact Name Phone E-mail Address
By: ________________________________________	By: X OCT 29’ 03 AM 9:52
Signature of Authorized Signer
Name: _____________________________________	Name: Peter Paulson
Please Print
Title: ______________________________________	Title: IT Manager
Date : 10/29/03	Date : 10/27/03 Fed Tax ID
Date of Signature

ADDITIONAL TERMS AND CONDITIONS OF AGREEMENT

1.  COMMENCEMENT OF LEASE. Commencement of this Lease and acceptance of the Equipment shall occur upon delivery of the Equipment to you. You agree to inspect the Equipment upon delivery and verify by telephone or in writing such information as we may require. If you signed a purchase order or similar agreement for the purchase of the Equipment, by signing this Lease you assign to us all of your rights, but none of your obligations under it. All attachments, accessories, replacements, replacement parts, substitutions, additions and repairs to the Equipment shall form part of the Equipment under the Lease.

2.  SECURITY DEPOSIT. The Security Deposit will be held by us, without interest, and may be commingled (unless otherwise required by law), until all obligations under this Lease are satisfied, and may be applied at our option against amounts due under this Lease. The Security Deposit will be returned to you upon termination of the Lease, provided you are not in default, or applied to the last Lease Payment or to the amount we may quote for any purchase or upgrade of the Equipment.

3.  LEASE PAYMENTS. You agree to remit to us the Lease Payment and all other sums when due and payable each Billing Period at the address we provide to you from time to time. Lease Payments are due whether or not you are invoiced. You authorize us to adjust the Lease Payments by not more than 15% to reflect any reconfiguration of the Equipment or adjustments to reflect applicable sales taxes or the cost of the Equipment by the manufacturer/supplier. If the Commencement of this Lease falls on any day other than the 20th day of a month, you agree to pay to us interim rent from Commencement through, but not including, the 20th day of the month next following Commencement (the Interim Rent Period’) at a rate equal to 1/30th of the Lease Payment set forth herein for each calendar day during the Interim Rent Period.

4.  LEASE CHARGES. You agree to: (a) pay all costs and expenses associated with the use, maintenance, servicing, repair or replacement of the Equipment; (b) pay all premiums and other costs of Insuring the Equipment; (c) reimburse us for all costs and expenses (including reasonable attorneys’ fees and court costs) incurred in enforcing this Lease; and (d) pay all other costs and expenses for which you are obligated under this Lease. You agree, at our discretion, to either (1) reimburse us annually for all personal property and other similar taxes and governmental charges associated with the ownership, possession or use of the Equipment, or (2) remit to us each Billing Period our estimate of the pro-rated equivalent of such taxes and governmental charges. You agree to pay us an administrative fee for the processing of taxes, assessments or fees which may be due and payable under this Lease. We may take on your behalf any action required under this Lease which you fall to take, and upon receipt of our invoice you will promptly pay our costs (including insurance premiums and other payments to affiliates), plus reasonable processing fees. Restrictive endorsements on checks you send to us will not reduce your obligations to us. We may charge you a return check or non-sufficient funds charge of $25.00 for any check which is returned by the bank for any reason (not to exceed the maximum amount permitted by law).

5.  LATE CHARGES. For any payment which is not received by its due date, you agree to pay a late charge equal to the higher of 10% of the amount due or $22.00 (not to exceed the maximum amount permitted by law) as reasonable collection costs.

6.  OWNERSHIP, USE, MAINTENANCE AND REPAIR. We own the Equipment and you have the right to use the Equipment under the terms of this Lease. If this Lease is deemed to be a secured transaction, you grant us a security interest in the Equipment to secure all of your obligations under this Lease. You hereby assign to us all your rights, but none of your obligations, under any purchase agreement for the Equipment. We hereby assign to you all our rights under any manufacturer or supplier warranties, so long as you are not in default hereunder. You must keep the Equipment free of liens. You may not remove the Equipment from the address indicated on the front of this Lease without first obtaining our approval. You agree to: (a) keep the Equipment in your exclusive control and possession; (b) USE THE EQUIPMENT ONLY IN THE LAWFUL CONDUCT OF YOUR BUSINESS, AND NOT FOR PERSONAL HOUSEHOLD OR FAMILY PURPOSES; (c) use the Equipment in conformity with all insurance requirements, manufacturer’s instructions and manuals; (d) keep the Equipment repaired and maintained in good working order and as required by the manufacturer’s warranty, certification and standard full service maintenance contract; and (e) give us reasonable access to inspect the Equipment and its maintenance and other records.

7.  INDEMNITY. You are responsible for all losses, damage, claims, infringement claims, injuries and attorneys’fees and costs (“Claims”), Incurred or asserted by any person, in any manner relating to the Equipment, including its use, condition or possession. You agree to defend and indemnify us against all Claims, although we reserve the right to control the defense and to select or approve defense counsel. This indemnity continues beyond the termination of this Lease, for acts or omissions which occurred during the Term of this Lease. You also agree that this Lease has been entered into on the assumption that we will be entitled to certain tax benefits available to the owner of the Equipment. You agree to indemnity us for the loss of any Income tax benefits caused by your acts or omissions inconsistent with such assumption or this Lease. In the event of any such loss, we may increase the Lease Payments and other amounts due to offset any such adverse effect.

8.  LOSS OR DAMAGE. If any item of Equipment is lost, stolen or damaged you will, at your option and cost, either: (a) repair the item or replace the item with a comparable item reasonable acceptable to us; or (b) pay us the sum of: (i) all past due and current Lease Payments and Lease Charges. (ii) the present value of all remaining Lease Payments and Lease Charges for the item, discounted at the rate of 6% per annum (or the lowest rate permitted by law, whichever is higher) and (iii) the Fair market Value of the Equipment. We will then transfer to you all our right, title and interest in the Equipment. AS-IS AND WHERE-IS, WITHOUT ANY WARRANTY AS TO CONDITION, TITLE OR VALUE. Insurance proceeds shall be applied towards repair, replacement or payment hereunder, as applicable. In this Lease, “Fair Market Value” of the Equipment means its fair market value at the end of the Term, assuming good order and condition (except for ordinary wear and tear from normal use), as estimated by us.

9. INSURANCE.  You agree, at your cost, to: (a) keep the Equipment Insured against all risks of physical loss or damage for its full replacement value, naming us as loss payee; and (b) maintain public liability insurance, covering personal Injury and Equipment damage for not less than $300,000 per occurrence, naming us as additional insured. You have a choice in how you satisfy these insurance requirements. First, you may obtain coverage on your own and provide us with evidence of insurance coverage. If you elect this option, the policy must be issued by an insurance carrier rated B+ or better by A.M. Best Company, must provide us with not less than 15 days’ prior written notice of cancellation, non-renewal or amendment, and must provide deductible amounts acceptable to us. Second, you may elect to have us directly obtain coverage protecting our interests.

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS LEASE. WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST IN THE EQUIPMENT. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINAST YOU IN CONNECTION WITH THE EQUIPMENT. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY THIS LEASE. IF WE PURCHASE INSURANCE FOR THE EQUIPMENT. YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE. UNTIL THE EFFECTIVE DATE OF CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN. The insurance coverage we obtain may be through an insurance carrier which may be affiliated with us or our assignee. There will be no deductible and the coverage will include protection for earthquakes, floods and employee theft. We will pay the premium, but you must reimburse us. Each Billing Period, you must pay us with your Lease Payment the pro-rated portion of the insurance premium. At the end of the Term you must pay us any remaining portion of the premium.

10.  DEFAULT.  You will be in default under the Lease if; (a) you fail to remit to us any payment within ten (10) days of the due date or breach any other obligation under this Lease; (b) a petition is filed by or against you or any Guarantor under any bankruptcy or insolvency law; or (c) you default under any other agreement with us.

11.  REMEDIES.  If you default, we may do one or more of the following: (a) recover from you. AS LIQUIDATED DAMGES FOR LOSS OF BARGAIN AND NOT AS A PENALTY, the sum of: (i) all past due and current Lease Payments and Lease Charges, (ii) the present value of all remaining Lease Payments and Lease Charges, discounted at the rate of 6% per annum (or the lowest rate permitted by law, whichever is higher) and (iii) the Fair Market Value of the Equipment; (b) declare any other agreements between us in default; (c) require you to return all of the Equipment in the manner outlined in Section 12, or take possession of the Equipment, in which case we shall not be held responsible for any losses directly or indirectly arising out of, or by reason of the presence and/or use of any and all proprietary information residing on or within the Equipment, and to lease or sell the Equipment or any portion thereof, and to apply the proceeds, less reasonable selling and administrative expenses, to the amounts due hereunder, (d) charge you interest on all amounts due us from the due date until paid at the rate of 1-1/2% per month, but in no event more than the lawful maximum rate; (e) charge you for expenses incurred in connection with the enforcement of our remedies including, without limitation, repossession, repair and collection costs, attorneys’ fees and court costs. These remedies are cumulative, are in addition to any other remedies provided for by law, and may be exercised concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver of any other right or future right.

12.  END OF TERM OPTIONS: RETURN OF EQUIPMENT. If you are not in default, at least 60 days (but not more than 120 days) prior to the end of the Term (or the Renewal Term) you shall give us written notice of your intention at the end of the Term (or the Renewal Term) which election cannot be revoked, to either (a) return all the Equipment, or (b) purchase all of the Equipment AS-IS AND WHERE-IS, WITHOUT ANY WARRANTY AS TO CONDITION, TITLE OR VALUE, for the Fair Market Value plus applicable sales and other taxes. IF YOU FAIL TO PROVIDE US WITH SUCH 60 DAY PRIOR WRITTEN NOTICE, OR HAVING NOTIFIED US, YOU FAIL THE RETURN THE EQUIPMENT, THE TERM OF THIS LEASE SHALL AUTOMATICALLY RENEW FOR ONE ADDITIONAL TERM OF TWELVE (12) MONTHS (the “Renewal Term”) and all of the provisions of this Lease shall continue to apply, including your obligation to remit Lease Payments and Lease Charges. If you are in default or you do not purchase the Equipment at the end of the Term (or the Renewal Term), you shall return all of the Equipment, freight and Insurance prepaid at your cost and risk, to wherever we indicate in the continental United States, with all manuals and logs, in good order and condition (except for ordinary wear and tear from normal use), packed per the shipping company’s specifications, and pay an inspection, restocking and handling fee of $50 per item of Equipment (not to exceed $200 or the maximum permitted by law), as reasonable compensation for our costs in processing returned equipment. You will pay us for any loss in value resulting from the failure to maintain the Equipment in accordance with this Lease or for damages incurred in shipping and handling.

13. ASSIGNMENT.  You may not assign or dispose of any rights or obligations under this Lease or sub-lease the Equipment, without our prior written consent. We may, without notifying you, (a) assign this Lease or our interest in the Equipment; and (b) release information we have about you and this Lease to the manufacturer, supplier or any prospective investor, participant or purchaser of this Lease. If we do make an assignment under subsection 13(a) above, our assignee will have all of our rights under this Lease, but none of our obligations. You agree not to assert against our assignee claims, offsets or defenses you may have against us.

14.  MISCELLANEOUS. Notices must be writing and will be deemed given 5 days after mailing to your (or our) business address. You represent that; (a) you have authority to enter into this Lease and by so doing you will not violate any law or agreement; and (b) this Lease is signed by your authorized officer or agent. This Lease is the entire agreement between us, and cannot be modified except by another document signed by us. This Lease is binding on you and your successors and assigns. All financial information you have provided is true and a reasonable representation of your financial condition. You authorize us or our agent to: (a) obtain credit reports and make credit inquiries; (b) furnish payment history to credit reporting agencies; and (c) be your attorney-in-fact for the sole purpose of signing UCC financing statements. Any claim you have against us must be made within two (2) years after the event which caused it. If a court finds any provision of this Lease to be unenforceable, all other terms shall remain in effect and enforceable. You authorize us to insert or correct missing information on this Lease, including your proper legal name, serial numbers and any other information describing the Equipment. If you so request, and we permit the early termination of this Lease, you agree to pay (in addition to the prepayment amount we quote to you) a fee of $100 per item of Equipment (not to exceed $400 or the maximum permitted by law) for such privilege. THE PARTIES INTEND THIS TO BE A “FINANCE LEASE” UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE (“UCC”). YOU WAIVE ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC.

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